UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 21, 2015

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32960	76-0662382
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1221 McKinney Street, Suite 3840

Houston, Texas 77010

(Address of principal executive offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders.

The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.  Other Events.

Based on the approval of the Plan of Dissolution by GeoMet, Inc.’s (the “Company”) stockholders at its Special Meeting of Stockholders held on December 10, 2015, the Company filed a Certificate of Dissolution on December 11, 2015 with the Delaware Secretary of State dissolving the Company with an effective time of 5:00 p.m. Eastern Time on December 21, 2015 (the “Effective Time”).  Under applicable law, as of the Effective Time, the Company, as a general matter, no longer is able to issue stock, and consequently it closed its stock transfer books and discontinued recording transfers and issuing stock certificates (other than replacement certificates).  Following the Effective Time, the Company’s stockholders of record are not able to transfer shares, except assignments by will, intestate succession or operation of law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)
Dated: December 21, 2015	By:	/s/ Tony Oviedo
	Name:	Tony Oviedo

	Title:	Senior Vice President, Chief Financial Officer and
Chief Accounting Officer